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                                                                   EXHIBIT 10.18

                                                                      SR Telecom


                                 LOAN AGREEMENT

     THIS AGREEMENT made this 13th day of June, 2002,

B E T W E E N

                                        PIERRE ST-ARNAUD

                                        Hereinafter called the Executive

                                                         OF THE FIRST PART;

          - and -

                                        SR TELECOM INC.

                                        Hereinafter called the Corporation

                                                         OF THE SECOND PART;



     WHEREAS, the Canada Business Corporations Act permits the giving of financial assistance to officers of a corporation to assist in the purchase of living accommodation for their own occupation;

     AND WHEREAS, the Compensation Committee of the Board of SR Telecom Inc. (the "Corporation") has approved the giving of financial assistance to the Executive for the purchase of a residence in relative proximity to the location of the principal offices and facilities of the Corporation;

     NOW THEREFORE the parties agree

          1. The Corporation will lend to the Executive the sum of $34,000 at an interest rate of 5% per annum.

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                                     - 2 -

          2. The Executive will repay the principal amount of the loan in full on the 3rd day of July, 2006, and will also pay interest calculated yearly, not in advance, at the rate of 5% per annum as well after as before maturity and both before and after default on such portion of the principal as remains from time to time unpaid on the 3rd day of July in each year; the first payment of interest to be computed from the 13th day of June, 2002, upon the whole amount of principal secured, to become due and payable on the 3rd day of July, 2002.

          3. The Executive will have the privilege of prepaying the whole or any part of the principal sum at any time without notice or bonus.

          4. In evidence of the loan herein provided for, the Executive will execute a promissory note in the form set out in Annex A hereto.

     IT IS EXPRESSLY UNDERSTOOD AND AGREED however that, notwithstanding anything hereinbefore contained, should, prior to the 3rd day of July, 2006, the Executive cease to be an employee of the Corporation, the amount of principal then outstanding and interest thereon shall, at the option of the Corporation, exercisable from and after the 90th day of the date of cessation, be paid forthwith on demand.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.


SIGNED, SEALED AND DELIVERED    )
in the presence of              )           /s/ Pierre St. Arnaud
                                )    __________________________________
                                )             PIERRE ST. ARNAUD
                                )
                                )
                                )    SR TELECOM INC.
                                )
                                )    Per: /s/ J. V. R. Cyr
                                )        _______________________________
                                )        Chairman of the
                                )        Compensation Committee
                                )
                                )
                                )        /s/ T. F. Byrne
                                )        _______________________________
                                )        Secretary


                                                                               2
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                                PROMISSORY NOTE

The undersigned PIERRE ST-ARNAUD promises to pay to the order of SR Telecom Inc., on the 3rd day of July, 2006, at 8150 Trans-Canada Highway, Montreal Quebec, or such other address for payment as may have been given by the payee, the sum of THIRTY FOUR THOUSAND DOLLARS ($34,000), with interest computed from June 13, 2002, calculated and payable annually on the 3rd day of July in each year at the rate of five per cent (5%) per annum. Interest payable both before and after default; the first payment of interest to be computed from the 13th day of June, 2002, to fall due on the 3rd day of July, 2002.

Notwithstanding anything hereinbefore contained, it is mutually understood and agreed that should default occur in payment of any amount due hereunder, prior to the 3rd day of July, 2006, and continue for a period of thirty days, or, should, prior to such date, the undersigned cease to be employed by SR Telecom Inc., then, upon the occurrence of any such event, the amount of principal outstanding and interest thereon shall, at the option of SR Telecom Inc., be paid forthwith upon demand, provided, however, that in the event of the undersigned ceasing to be employed by SR Telecom Inc., no demand shall be made prior to the 90th day following the date of cessation. It is further understood and agreed that principal may be pre-paid in whole or in part at any time without notice or bonus.


VALUE RECEIVED


     DATED this 13th day of June, 2002.

                                               /s/ Pierre St. Arnaud
                                       ____________________________________
                                                 PIERRE ST. ARNAUD